                                                                    EXHIBIT 4.42


                                SEVENTH AMENDMENT
                  TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

          THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the ___ day of November, 1998, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles) (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities (USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997, as further modified and amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 7, 1997, as further modified by that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of October 28, 1997, as further modified and amended by that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of February 10, 1998, as further modified and amended by that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of May 1, 1998, and as further modified and amended by that certain Sixth Amendment to Second Amended and Restated Loan Agreement dated as of July 31, 1998 (as amended, the "Loan Agreement"); and

          WHEREAS, the Borrower has requested that the Administrative Agent, the Managing Agents, the Syndication Agent and the Lenders agree to amend the Loan Agreement as more fully set forth herein;

          NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

     1. Amendment to Article 1. Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by inserting the following definition in alphabetical order:

          "'Seventh Amendment Date' shall mean November __, 1998."

     2. Amendment to Section 2.3(f). Section 2.3(f) of the Loan Agreement, Applicable Margin, is hereby modified and amended by deleting the table contained therein in its entirety and by substituting the following in lieu thereof:

                                                             Prime Rate Advance         Eurodollar Advance
              "Leverage Ratio                                Applicable Margin          Applicable Margin
              ---------------                                -----------------          -----------------

              Greater than 6.75                                   1.625%                     2.625%

              Greater than 6.50 but
               less than or equal to 6.75                         1.375%                     2.375%

              Greater than 6.00 but
               less than or equal to 6.50                         1.125%                     2.125%

              Greater than 5.50 but
               less than or equal to 6.00                         0.750%                     1.750%

              Greater than 5.00 but
               less than or equal to 5.50                         0.375%                     1.375%

              Greater than 4.50 but
               less than or equal to 5.00                         0.250%                     1.250%

              Greater than 4.00 but
               less than or equal to 4.50                         0.125%                     1.125%

              Less than or equal to 4.00                          0.000%                     1.000%"


     3. Amendment to Section 4.1(e). Section 4.1(e) of the Loan Agreement, Business, is hereby modified and amended by deleting the first sentence of such section in its entirety.

     4. Amendment to Section 5.2. Section 5.2 of the Loan Agreement, Business; Compliance with Applicable Law, is hereby modified and amended by deleting subsection (a)(iv) in its entirety and by substituting the following in lieu thereof:

          "(a)(iv) making Acquisitions and Investments, to the extent permitted hereunder; and"

     5. Amendments to Article 7.

          (a) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby modified and amended by deleting subsection
(vii) thereof in its entirety and by substituting the following therefor:

          "(vii) Subordinated Indebtedness existing as of the Seventh Amendment Date, plus up to an additional $1,000,000,000 of Subordinated Indebtedness issued thereafter;"

          (b) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership, Disposition of Assets, Change in Business of License Subs, is hereby modified and amended by deleting subsection (d) in its entirety and by substituting the following in lieu thereof:

          "(d) as to the Borrower, issue any additional shares of common stock unless such shares are issued to CMHC or KMG, as appropriate, and simultaneously pledged to the Collateral Agent pursuant to the Stock Pledge Agreement or the KMG Pledge Agreement, as the case may be; and"

          (c) Section 7.8 of the Loan Agreement, Leverage Ratios, is hereby further modified and amended by deleting the existing table contained therein, and by substituting the following therefor:


                                                                   Senior Leverage               Total Leverage
                      "Period Ending                                  Covenant                      Covenant
                       -------------                                  --------                      --------
              Agreement Date through                                6.00 to 1.00                  7.00 to 1.00
              December 31, 1999

              January 1, 2000 through                               5.50 to 1.00                  6.00 to 1.00
              December 31, 2000

              January 1, 2001 through                               3.75 to 1.00                  5.25 to 1.00
              December 31, 2001

              January 1, 2002 and thereafter                        3.50 to 1.00                  5.25 to 1.00"


          (d) Section 7.9 of the Loan Agreement, Operating Cash Flow to Cash Interest Expense Ratio, is hereby modified and amended by deleting such existing
Section 7.9 and by substituting the following therefor:

          "Section 7.9 Operating Cash Flow to Cash Interest Expense Ratio. The Borrower shall not, as of the end of any fiscal quarter (i) prior to January 1, 2000, permit the ratio for the four-quarter period then ended of
     (a) Operating Cash Flow to (b) Cash Interest Expense, to be less than 1.85 to 1.00, or (ii) ending after December 31, 1999, permit such ratio to be less than 2.00 to 1.00."

     6. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

     7. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Required Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

          (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof, and no Default or Event of Default shall exist as of the date hereof;

          (b) The Administrative Agent, for the benefit of the Lenders, shall have received a fee for the approval of this Amendment in the amount of one-quarter of one percent (1/4%) on the aggregate amount of the Commitments hereunder; and

          (c) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

     8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     9. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

     10. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                    CHANCELLOR MEDIA CORPORATION OF
                             LOS ANGELES, a Delaware corporation


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Chief Financial Officer

                                      Attest:
                                             --------------------------
                                              Name:
                                                   --------------------
                                              Its:  Vice President


ADMINISTRATIVE AGENT:        TORONTO DOMINION (TEXAS), INC., a Delaware
                             corporation

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President



COLLATERAL AGENT:            TORONTO DOMINION (TEXAS), INC., a Delaware
                             corporation

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President



ISSUING BANK:                THE TORONTO-DOMINION BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Manager




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS              TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                 Delaware corporation

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE BANK OF NEW YORK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             NATIONSBANK, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President


                             UNION BANK OF CALIFORNIA


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             BANKERS TRUST COMPANY


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             MERRILL LYNCH SENIOR FLOATING RATE
                             FUND, INC.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Authorized Signatory



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 2

                             VAN KAMPEN AMERICAN CAPITAL PRIME
                             RATE INCOME TRUST


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President


                             BANK OF AMERICA NT&SA


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             BANKBOSTON, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Director


                             PARIBAS, LOS ANGELES AGENCY


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Group Vice President


                             BARCLAYS BANK PLC


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Associate Director







                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 3

                             COMPAGNIE FINANCIERE DE CIC ET DE
                             L'UNION EUROPEENNE


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             CREDIT LYONNAIS, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             CREDIT SUISSE FIRST BOSTON


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Director


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE DAI-ICHI KANGYO BANK, LTD.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             KEY CORPORATE CAPITAL INC.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 4

                             SOCIETE GENERALE


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             BANK OF MONTREAL


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President


                             CORESTATES BANK, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             FLEET NATIONAL BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Assistant Vice President


                             THE FUJI BANK, LIMITED, HOUSTON AGENCY


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President & Manager


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LIMITED, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Joint General Manager




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 5

                             MELLON BANK, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             PNC BANK, NATIONAL ASSOCIATION


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             SANWA BANK LIMITED


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE BANK OF NOVA SCOTIA


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Authorized Signatory


                             THE SUMITOMO BANK, LTD.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President & Manager


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 6

                             ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Group Vice President


                             DRESDNER BANK AG, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Assistant Treasurer


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             SUMMIT BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE TOKAI BANK, LIMITED


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Assistant General Manager



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 7

                             UBS AG, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------



                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             WELLS FARGO BANK (TEXAS), NATIONAL
                             ASSOCIATION


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Banking Officer


                             BANK OF IRELAND


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Account Manager


                             CREDIT AGRICOLE INDOSUEZ


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President/
                                            Branch Manager


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             CRESTAR BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 8

                             MERITA BANK PLC, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             NATIONAL CITY BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE ROYAL BANK OF SCOTLAND PLC


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             RIGGS BANK, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             THE SUMITOMO TRUST & BANKING CO., LTD.,
                             NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 9

                             NATIONAL BANK OF CANADA


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Vice President


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Assistant Vice President


                             CITY NATIONAL BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:  Senior Vice President


                             SENIOR DEBT PORTFOLIO

                             By:      Boston Management and Research
                                      as Investment Advisor

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             BANK OF SCOTLAND


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             NATEXIS BANQUE


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 10

                             HELLER FINANCIAL, INC.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------



                             GOLDMAN SACHS CREDIT PARTNERS, L.P.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             BEAR STEARNS INVESTMENT PRODUCTS, INC.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             GULF INTERNATIONAL BANK B.S.C.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             THE CHASE MANHATTAN BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             THE INDUSTRIAL BANK OF JAPAN, LIMITED


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 11

                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             CITIBANK, N.A.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             FIRST UNION NATIONAL BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             OCTAGON LOAN TRUST

                             By:      Octagon Credit Investors,
                                      as Manager

                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             KZH ING-1 LLC


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             PARIBAS CAPITAL FUNDING LLC


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 12

                             MORGAN STANLEY DEAN WITTER PRIME
                             INCOME TRUST

                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             CYPRESSTREE INVESTMENT MANAGEMENT
                             COMPANY, INC.

                             As:  Attorney-in-Fact and on behalf of
                                  First Allmerica Financial Life
                                  Insurance Company as Portfolio
                                  Manager


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             FIRSTRUST


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             COMMERCIAL LOAN FUNDING TRUST I

                             By: Lehman Commercial Paper, Inc., not in
                                 its individual capacity but solely as
                                 administrative agent


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             GENERAL ELECTRIC CAPITAL CORPORATION


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             COMMERZBANK AG, NEW YORK BRANCH


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 13

                             THE CIT GROUP/EQUIPMENT FINANCING, INC.


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             FIRST HAWAIIAN BANK


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------


                             BZW


                             By:
                                ---------------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                           ----------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SEVENTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 14